UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2013

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
	Bowie, Maryland	20716
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)

On April 23, 2013, Old Line Bancshares, Inc. (the “Registrant”) dismissed Rowles & Company, LLP, as its independent registered public accounting firm effective May 15, 2013.  The dismissal was approved by the audit committee (“Audit Committee”) of the Registrant’s board of directors.

During the fiscal years ended December 31, 2012 and 2011, Rowles & Company’s reports on the Registrant’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and 2011 and the subsequent periods through April 23, 2013, (i) there were no disagreements between the Registrant and Rowles & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rowles & Company, would have caused Rowles & Company to make reference to the subject matter of the disagreements in connection with its reports on the Registrant’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 23, 2013, the Registrant provided Rowles & Company with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and requested that Rowles & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated April 26, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On April 23, 2013, the Registrant engaged Dixon Hughes Goodman LLP as its new independent registered public accounting firm beginning with the quarterly period ended June 30, 2013 and for the Registrant’s fiscal year ended December 31, 2013.  The change in the Registrant’s independent registered public accounting firm was approved by the Audit Committee.  During the two most recent fiscal years and through April 23, 2013, neither the Registrant nor anyone on its behalf consulted with Dixon Hughes Goodman LLP regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Registrant’s financial statements, and none of the following was provided to the Registrant: (a) a written report; or (b) oral advice that Dixon Hughes Goodman LLP concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

16                      Letter re change in certifying accountant from Rowles & Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date:April 29, 2013	By: /s/Christine M. Rush
Christine M. Rush, Chief Financial Officer